UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 12, 2007

BEACON POWER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-31973 (Commission File Number)	04-3372365 (IRS Employer Identification No.)

234 Ballardvale Street Wilmington, Massachusetts 01887 (Address of Principal Executive Offices) (Zip Code)

(978) 694-9121 (Registrant's telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On February 12, 2007, Beacon Power Corporation (the “Company”) entered into a Placement Agency Agreement with Merriman Curhan Ford & Co., as the sole placement agent, relating to the offering, issuance and sale to investors (the “Investors”) of 11,814,687 units, each of which consists of one share of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and a warrant (the “Warrants”) to purchase 0.5 shares of Common Stock at an exercise price of $1.33 per share. The Warrants have a term of five years and are first exercisable six months and one day after their issuance. The warrants are immediately separable from the units.

The Company has received commitments to purchase 11,814,687 units from investors at a purchase price of $0.90 per unit (a discount to the closing price of the common stock on February 9, 2007, which was $1.21). The net offering proceeds to the Company are expected to be approximately $9.8 million after deducting placement agency fees and estimated offering expenses. A copy of the Placement Agency Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. A copy of the form of Investor Purchase Agreement entered into between the Company and each investor is attached as Exhibit 1.2 hereto and is incorporated herein by reference.

The units will be issued pursuant to a prospectus supplement to be filed with the Securities and Exchange Commission in connection with a shelf takedown from the Company’s registration statement on Form S-3 (File no. 333-137071), which became effective on December 14, 2006. A copy of the opinion of Edwards Angell Palmer & Dodge LLP relating to the legality of the issuance and sale of the units in the offering is attached as Exhibit 5.1 hereto.

On February 12, 2007, the Company issued a press release announcing the offering. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Description	Exhibit Number

Placement Agency Agreement dated as of February 12, 2007 by and between Beacon Power Corporation and Merriman Curhan Ford & Co.	1.1

Form of Investor Purchase Agreement dated February 12, 2007	1.2

Opinion of Edwards Angell Palmer & Dodge LLP	5.1

Consent of Edwards Angell Palmer & Dodge LLP (included in its opinion filed as Exhibit 5.1 hereto)	23.1

Press Release dated February 12, 2007	99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON POWER CORPORATION

Date: February 12, 2007	By:	/s/ James M. Spiezio
James M. Spiezio
Chief Financial Officer

EXHIBIT INDEX

Exhibit
   No.    Description

1.1	Placement Agency Agreement dated February 12, 2007 by and between Beacon Power Corporation and Merriman Curhan Ford & Co.

1.2	Form of Investor Purchase Agreement dated February 12, 2007

5.1	Opinion of Edwards Angell Palmer & Dodge LLP

23.1	Consent of Edwards Angell Palmer & Dodge LLP (included in its opinion filed as Exhibit 5.1 hereto)

99.1	Press release dated February 12, 2007.